UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2024

MDU Resources Group Inc
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-03480	30-1133956

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $1.00 per share	MDU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 14, 2024, MDU Resources Group, Inc. (“MDU Resources” or the “Company”) entered into an Amended and Restated Cooperation Agreement (the “A&R Cooperation Agreement”) with Keith A. Meister and Corvex Management LP (Mr. Meister and Corvex Management LP, together with their respective affiliates, the “Corvex Group”).

Pursuant to the A&R Cooperation Agreement, the Company agreed to include James H. Gemmel as a nominee for election to the board of directors of the Company at the 2024 Annual Meeting for a term expiring at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”). Additionally, the A&R Cooperation Agreement amends the terms upon which Mr. Gemmel (or his replacement pursuant to the A&R Cooperation Agreement) will be required to resign from the Board, such that his future resignation will be effective upon the earliest of the following:

(i)    the second business day following such time as the Corvex Group ceases to hold a “net long position” (as defined in the A&R Cooperation Agreement) of at least 8,100,000 shares of the Company’s common stock, par value $1.00 per share;

(ii)    the completion of the Company’s previously announced distribution of the equity of MDU Construction Services Group, Inc. to the Company’s stockholders (in one or a series of transactions), and/or the closing of any sale, distribution or other disposal (in one or a series of transactions) of any such shares or the business of MDU Construction Services Group, Inc. not so distributed, in each case, such that the Company and any subsidiary thereof, no longer holds, directly or indirectly, any equity interest or any other securities in MDU Construction Services Group, Inc. or its business;

(iii)    the date of the 2025 Annual Meeting, unless the Board has determined to nominate Mr. Gemmel (or his replacement pursuant to the A&R Cooperation Agreement) for election at the 2025 Annual Meeting; and

(iv)    the material breach by the Corvex Group or Mr. Gemmel (or his replacement pursuant to the A&R Cooperation Agreement) of the confidentiality agreement previously entered into or certain provisions of the A&R Cooperation Agreement.

Pursuant to the A&R Cooperation Agreement, the parties also agreed to extend the customary standstill provisions to coincide with Mr. Gemmel’s tenure on the board of directors of the Company (or his replacement pursuant to the A&R Cooperation Agreement) .

The foregoing summary of the A&R Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Cooperation Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	A&R Cooperation Agreement , dated as of March 14, 2024, by and among Keith A. Meister, Corvex Management LP and MDU Resources Group, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2024

MDU Resources Group, Inc.

By:	/s/ Paul R. Sanderson

Paul R. Sanderson
Vice President, Chief Legal Officer
and Secretary

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